UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              March 16, 2005
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                           ENZON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                     0-12957                   22-2372868
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(State or other jurisdiction   (Commission File No.)    (IRS Identification No.)
    of incorporation)



          685 Route 202/206, Bridgewater, New Jersey               08807
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           (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code            (908) 541-8600
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.02     Termination of a Material Definitive Agreement

The agreements we entered into with Inex Pharmaceuticals, Inc. in January 2004 regarding the development and commercialization of Inex's proprietary oncology product MARQIBO(R) (vincristing sulfate liposomes injection) have been terminated effective March 16, 2005. These agreements include a Product Supply Agreement, a Development Agreement and a Co-Promotion Agreement, all dated January 19, 2004 (collectively, the "MARQIBO Agreements").

Under the MARQIBO Agreements, we obtained the exclusive commercialization rights for MARQIBO for all indications in the United States, Canada and Mexico and we have been sharing the costs of clinical development witn Inex.

In January 2005, the United States Food and Drug Administration (the "FDA") provided an action letter detailing MARQIBO is "not approvable" under the FDA's accelerated approval regulations for relapsed aggressive non-Hodgkin's lymphoma. The FDA's response also said that additional randomized controlled studies would need to be conducted prior to re-applying for approval. After a strategic analysis of the FDA's recommendation, required investment, development timeframe, and associated development risks, we concluded it would be in the Company's best interest to redirect this investment to pursue other opportunities. In connection with the termination, we will pay Inex a final payment of $5 million in satisfaction of all of our financial obligations under the MARQIBO Agreements, including development expenses and milestone payments.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 21, 2005


                                        By:   /s/ Craig A. Tooman
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                                             Craig A. Tooman
                                             Executive Vice President,
                                             Strategic Planning
                                             and Corporate Communications